Putnam
International
Equity Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-04

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From the Trustees

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John A. Hill and George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms for the benefit of shareholders, including efforts to add new disclosure about funds. We would like to call your attention to new disclosures now being included in these reports. You can find expense and risk comparison information for your fund in the pages following the performance tables in the Performance Summary. The expense information lets you estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these with the average expenses for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. We believe the expense and risk comparisons can serve as valuable tools when you and your financial advisor make decisions about your financial program. These enhancements to our reports are part of our efforts to provide shareholders additional information about the funds they own.

With regard to your fund's performance, a solid and broadening economic expansion in the global economy underpinned an advance for international equity markets during your fund's most recent fiscal period. Your fund's management team positioned the portfolio effectively to achieve strong absolute returns. However, the team's emphasis on what it considered high-quality stocks caused it to underperform its peer group's average return as well as its benchmark, which had greater exposure to stocks that led during the market rally. In the following pages the management team will explain the reasons for its decisions and why it favors the prospects for this portfolio as international markets are now experiencing shifting trends.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 18, 2004


Report from Fund Management

Fund highlights

 * During its 2004 fiscal year, Putnam International Equity Fund's class A shares returned 21.81% at net asset value (NAV) and 14.82% at public offering price (POP).

 * The fund underperformed the 32.37% return of the Morgan Stanley
   Capital International EAFE Index, its benchmark, because of stock selection across several sectors and the fund's emphasis on stocks with very large market capitalization.

 * For the same reasons, the fund underperformed the average 25.48% return of the Lipper International Large-Cap Core Funds, its peer group.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Stocks in international markets generally advanced during your fund's fiscal year, which ended June 30, 2004. They were buoyed by significant improvement in economic activity around the world, a trend that began in the wake of major combat operations in Iraq in 2003. We positioned the portfolio cautiously at the outset of this period because we considered the global recovery to be frail and subject to possible setbacks. For this reason, we favored stocks of very large companies that we considered to be of high quality, with solid balance sheets, little debt, and strong cash flows. As it turned out, the recovery strengthened during the year, and was most supportive for stocks with the opposite features -- smaller companies with weak financial positions that benefited from easier financing conditions and rising sales. However, we have not abandoned our positioning, because we currently believe that these high-quality stocks remain excellent long-term investments for the portfolio and our positioning did, in fact, deliver attractive returns on an absolute basis.

FUND PROFILE

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

Market overview

International markets were lifted by a variety of stimulus policies and government reform efforts during the fiscal year. In Europe, the German and Italian governments both cut taxes to increase the level of consumer spending and investment. Although Europe, with the exception of the United Kingdom, remained the slowest-growing region in the world, its pace of growth increased steadily during the year.

Japan's government implemented a more credible plan for reforming the banking system, which provides state financial support for banks that meet requirements in order to help them clean up bad loans. Beyond the financial sector, Japan's economy consistently surprised many skeptics with sustained and substantial economic growth.

Asia was the world's most dynamic region, spurred by China's impressive growth rates. China's exports and imports surged. Its major trading partners include neighbors such as Japan and South Korea as well as commodity-rich exporting nations such as Brazil and Australia. Also, emerging markets in general performed well during the year, in part because low interest rates in the United States eased financing conditions in these markets.

For most of the year, the only exceptions to these positive trends were the United Kingdom and Australia, where central banks raised interest rates because robust economic conditions threatened to stoke inflation. Then, in the last few months of the fiscal year, concerns about a slowdown in China, rising energy prices, and rising U.S. interest rates dampened stock performance in emerging markets. The U.S. Federal Reserve Board raised interest rates for the first time in four years on the last day of the fund's fiscal year.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 32.37%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              19.48%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             33.37%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     19.11%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.32%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -1.36%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       11.70%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  5.65%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/04.
-------------------------------------------------------------------------------

Strategy overview

We make portfolio decisions regarding securities, markets, and sectors. In selecting stocks using our blend investment strategy, we target stocks priced below their estimated worth. This investment discipline led us to favor very large, financially strong companies with solid balance sheets and strong cash flows that we believe can achieve solid earnings throughout the coming business cycle.

With regard to markets, we favored emerging markets where stocks were generally undervalued relative to their global competitors. Given this emphasis, the fund's exposure to Europe, including the United Kingdom, was underweight in comparison to the benchmark. We felt justified in this allocation because European stock valuations were less competitive and growth was more sluggish than in the emerging markets. We began the fiscal period with a significant underweighting in Japan, but gradually added more Japanese stocks to the portfolio as we gained greater confidence in the nation's recovery. Our search for high-quality stocks also caused us to increase the fund's exposure to Switzerland. Near the end of the period, we trimmed the emerging-markets allocation as concerns arose about rising U.S. interest rates and slowing Chinese growth, but we still believe these markets offer many attractive long-term opportunities.

The fund began the year with a significant underweight to the financial sector. We considered companies such as Japanese banks, undercapitalized European insurance companies, and British banks, to be unattractive. However, we changed our view of the Japanese banks as the regulatory reforms went into effect and began building positions in them in the latter half of the year.

[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                    as of 12/31/03     as of 6/30/04

United Kingdom          21.6%              20.3%

Japan                   17.5%              19.5%

Switzerland             13.7%              14.9%

France                  10.3%              10.4%

Germany                  5.0%               4.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Two holdings that had high-quality characteristics yet still disappointed us in performance during the year were in the communications services sector. Vodafone Group of the United Kingdom is the world's largest wireless company. It unsettled markets with a confused U.S. business strategy. After declaring it would rely on its investment in Verizon to tap the U.S. market, Vodafone then launched a bid for AT&T Wireless. It lost the bid and Vodafone's growth outlook remains intact, but the market was perplexed by the company's strategy.

NTT DoCoMo, Japan's largest wireless telephone service company, had disappointing performance in spite of its dominant market position. NTT DoCoMo has been making major new investments in 3G wireless telephone technologies to attract future subscribers, but its much smaller rivals took advantage of the situation to offer discount prices intended to steal customers away. The competition has been stiffer than we expected, but we still have confidence in the company.

A holding that benefited from NTT DoCoMo's investments, as well as those of other service providers, was Ericsson of Sweden. This technology company is the leading provider of infrastructure equipment for wireless telephone networks. Samsung Electronics of South Korea also performed well. One of its major businesses is wireless telephone handsets, sales of which rose significantly. It also enjoyed strength in its other businesses, including DRAM memory chips and flat panel monitors for computers. Samsung's stock stumbled toward the end of the fiscal period, falling in line with stocks in other Asian markets, but we continue to feel that the company has strong prospects.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 6/30/04]

TOP INDUSTRY WEIGHTINGS AS OF 6/30/04

Banking                        12.0%

Telecommunications              8.7%

Pharmaceuticals                 7.8%

Oil and gas                     7.5%

Investment
banking/brokerage               6.6%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

CVRD of Brazil also outperformed for the portfolio. CVRD is an iron ore mining company supplying China's economic development, which includes surging steel production. We sold the stock at a profit when it reached what we considered full valuation. In a much different industry, the portfolio also enjoyed the appreciation of LVMH of France, a maker of luxury goods that include Louis Vuitton luggage. Sales of luxury goods have risen in the past year thanks to reduced taxes for many high-income earners around the world and a recovery in the travel and tourism industries.

As mentioned in the previous section, we built positions in several Japanese banks in recent months. Foremost among them were UFJ Bank and Mitsubishi Tokyo Financial Group. With continuing resolution of Japan's bad debt situation these institutions should benefit. Also, prospects are improving for consolidation in the banking industry and continued strength in Japan's domestic economy.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 6/30/04)

1 Total SA Class B (4.3%)
   France
   Oil and gas

 2 Vodafone Group PLC (3.7%)
   United Kingdom
   Telecommunications

 3 UBS AG (3.5%)
   Switzerland
   Investment banking/brokerage

 4 Samsung Electronics Co., Ltd. (3.3%)
   South Korea
   Electronics

 5 Nestle SA (2.9%)
   Switzerland
   Food

 6 Canon, Inc. (2.7%)
   Japan
   Office equipment and supplies

 7 AstraZeneca PLC (2.5%)
   United Kingdom
   Pharmaceuticals

 8 Toyota Motor Corp. (2.4%)
   Japan
   Automotive

 9 Diageo PLC (2.1%)
   United Kingdom
   Beverage

10 NTT DoCoMo, Inc. (1.8%)
   Japan
   Telecommunications

Footnote reads:
The fund's holdings will change over time.


OF SPECIAL INTEREST

Trustees approve sub-management agreement. The Trustees have approved a sub-management relationship for your fund that will become effective in July. Putnam Investments Limited ("PIL") -- a London, U.K.-based, wholly-owned subsidiary of Putnam Investments and an affiliate of Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager -- has been retained as the sub-manager for a portion of the assets of the fund. There is no change in the contractual arrangements between Putnam Management and your fund. Putnam Management will remain fully responsible for all aspects of the management of the fund, including any activity by PIL. Putnam Management (and not the fund) will pay PIL for its investment management services to the fund.

The fund's management team

The fund is managed by the Putnam International Core Team. The members of the team are Joshua Byrne (Portfolio Leader), Simon Davis (Portfolio Leader), Stephen Oler (Portfolio Member), George Stairs (Portfolio Member), Heather Arnold, Daniel Grana, Pamela Holding, and Melissa Reilly.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

New factors are emerging that will influence international markets, but we believe that we have already positioned the portfolio in order to take advantage of them. At the start of the previous fiscal year, the question was whether the global economy would recover. Today, the question is what forces could derail the current expansion. Markets have indicated worry that rising U.S. interest rates, China's efforts to slow its economy, or higher energy prices could cause the expansion to stall. While we are trimming exposure to sectors such as consumer cyclicals and basic materials, where we can take profits, we think the monetary tightening cycle poses little threat because it is likely to be gradual. However, we think this scenario is favorable for the portfolio. The high-quality stocks emphasized in the portfolio are best positioned to compete in an environment of rising rates and declining stimulus. We currently plan little shift in market weightings, and are likely to continue the fund's overweighting of the emerging markets and its underweighting of European stocks. We also expect to gradually increase the fund's exposure to Japan. Since Japan's business recovery has deepened and broadened, we are identifying new opportunities in several different sectors. We expect China's economy will grow at a somewhat slower, though still healthy pace, and will help to propel growth throughout Asia and other emerging markets. We find ample evidence in many regions and markets for a sustained economic expansion that can support business earnings and financial markets. We have positioned the portfolio in stocks we consider best able to derive long-term benefits from these conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.


Performance summary

This section shows your fund's performance during its fiscal year, which ended June 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04
------------------------------------------------------------------------------------------------------------
                        Class A             Class B             Class C             Class M         Class R
(inception dates)      (2/28/91)            (6/1/94)           (7/26/99)           (12/1/94)       (1/21/03)
------------------------------------------------------------------------------------------------------------
                     NAV        POP      NAV       CDSC      NAV       CDSC      NAV        POP       NAV
------------------------------------------------------------------------------------------------------------
1 year             21.81%     14.82%   20.84%     15.84%   20.86%     19.86%   21.13%     16.90%    21.50%
------------------------------------------------------------------------------------------------------------
5 years            11.92       5.48     7.82       5.92     7.86       7.86     9.19       5.36     10.60
Annual average      2.28       1.07     1.52       1.16     1.53       1.53     1.77       1.05      2.04
------------------------------------------------------------------------------------------------------------
10 years          135.29     121.79   118.31     118.31   118.27     118.27   124.27     116.42    129.54
Annual average      8.93       8.29     8.12       8.12     8.12       8.12     8.41       8.03      8.66
------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)      9.46       8.97     8.60       8.60     8.65       8.65     8.89       8.60      9.19
------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/04
-------------------------------------------------------------------------
                                 MSCI         Lipper International
                                 EAFE        Large-Cap Core Funds
                                Index         category average*
-------------------------------------------------------------------------
1 year                          32.37%              25.48%
-------------------------------------------------------------------------
5 years                          0.30               -6.36
Annual average                   0.06               -1.43
-------------------------------------------------------------------------
10 years                        48.81               56.42
Annual average                   4.06                4.31
-------------------------------------------------------------------------
Annual average
(life of fund)                   4.72                6.12
-------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 6/30/04, there were 257, 165, and 49 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 6/30/94 to 6/30/04


            Fund's class A          MSCI EAFE
Date        shares at POP             Index

6/30/94        9,425                 10,000
6/30/95        9,781                 10,165
6/30/96       11,757                 11,516
6/30/97       14,712                 12,994
6/30/98       17,763                 13,786
6/30/99       19,818                 14,836
6/30/00       28,542                 17,382
6/30/01       22,141                 13,279
6/30/02       19,994                 12,018
6/30/03       18,208                 11,242
6/30/04      $22,179                $14,881

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,831 and $21,827, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,427 ($21,642 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,954. See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/04
-------------------------------------------------------------------------------------------------------
                                   Class A        Class B    Class C    Class M          Class R
Distributions (number)                 1              1          1          1                1
-------------------------------------------------------------------------------------------------------
Income                              $0.354         $0.210     $0.160     $0.229           $0.378
-------------------------------------------------------------------------------------------------------
Capital gains                         --             --         --         --               --
-------------------------------------------------------------------------------------------------------
Total                               $0.354         $0.210     $0.160     $0.229           $0.378
-------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
-------------------------------------------------------------------------------------------------------
6/30/03                      $17.43     $18.49     $16.79     $17.05     $17.13     $17.75     $17.42
-------------------------------------------------------------------------------------------------------
6/30/04                       20.86     22.02*      20.07      20.44      20.51      21.25      20.77
-------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.


Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from January 1, 2004, to June 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 6/30/04
-----------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000*      $6        $10        $10         $9         $7
-----------------------------------------------------------------------------
Ending value (after
expenses                   $1,010     $1,006     $1,006     $1,007     $1,008
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2004, use the calculation method below. To find the value of your investment on January 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                  Total
Value of your                                   Expenses paid     expenses
investment on 12/1/03   [DIV]     $1,000   X    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                 [DIV]     $1,000   X   $6 (see table above) = $60
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 6/30/04
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000*     $6        $10        $10         $9         $7
-----------------------------------------------------------------------------
Ending value (after
expenses                  $1,019     $1,015     $1,015     $1,016     $1,018
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                                Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio +                  1.23%     1.98%     1.98%     1.73%     1.48%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group ++   1.67%     2.42%     2.42%     2.17%     1.92%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   2.95

Int'l stock
fund average       3.80

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the "fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2004


The fund's portfolio
June 30, 2004

Common stocks (98.5%) (a)
Number of shares                                                          Value

Australia (1.0%)
-------------------------------------------------------------------------------
     5,876,418 Amcor, Ltd.                                          $28,527,688
       216,183 Australia & New Zealand Banking
               Group, Ltd.                                            2,752,446
       100,244 National Australia Bank, Ltd.                          2,083,427
       146,985 News Corp., Ltd. (The)                                 1,298,116
       348,543 News Corp., Ltd. (The) ADR (S)                        12,345,393
       382,570 Promina Group, Ltd.                                    1,065,840
        88,741 Publishing & Broadcasting, Ltd.                          794,234
       149,248 Rinker Group, Ltd.                                       836,807
     2,856,043 Woolworths, Ltd.                                      22,677,267
                                                                 --------------
                                                                     72,381,218

Belgium (0.6%)
-------------------------------------------------------------------------------
     1,222,635 Interbrew                                             38,897,020

Bermuda (1.1%)
-------------------------------------------------------------------------------
       498,300 ACE, Ltd.                                             21,068,124
       772,436 XL Capital, Ltd. Class A                              58,288,021
                                                                 --------------
                                                                     79,356,145

Brazil (0.6%)
-------------------------------------------------------------------------------
       304,929 Banco Itau SA ADR                                     14,221,889
       902,600 Petroleo Brasileiro SA ADR                            25,335,982
                                                                 --------------
                                                                     39,557,871

Canada (2.0%)
-------------------------------------------------------------------------------
       736,308 Canadian Imperial Bank of Commerce                    35,810,295
     1,239,362 Canadian National Railway Co.                         53,398,142
       525,103 Imperial Oil, Ltd.                                    24,441,614
     5,219,484 Nortel Networks Corp. (NON)                           26,046,806
        72,952 Telus Corp.                                            1,095,967
        22,700 Western Oil Sands, Inc. (NON)                            571,479
                                                                 --------------
                                                                    141,364,303

Cayman Islands (0.3%)
-------------------------------------------------------------------------------
       503,900 Noble Corp. (NON)                                     19,092,771

China (0.5%)
-------------------------------------------------------------------------------
   106,912,000 China Telecom Corp., Ltd.                             37,353,540

Denmark (1.2%)
-------------------------------------------------------------------------------
     2,271,356 Danske Bank A/S                                       53,819,637
       848,395 TDC A/S 144A                                          27,567,387
                                                                 --------------
                                                                     81,387,024

Finland (0.6%)
-------------------------------------------------------------------------------
     2,884,760 Nokia OYJ                                             41,623,844

France (10.4%)
-------------------------------------------------------------------------------
       710,307 Accor SA                                              29,977,693
        19,695 Air Liquide                                            3,256,291
     1,195,164 BNP Paribas SA                                        73,501,546
        41,868 Carrefour Supermarche SA                               2,031,352
       130,492 Credit Agricole SA                                     3,175,131
       920,304 France Telecom SA (NON)                               23,982,728
        22,418 Groupe Danone                                          1,955,527
        22,186 Lagardere SCA                                          1,386,013
       369,717 LVMH Moet Hennessy Louis Vuitton SA                   26,740,473
         8,948 Pernod-Ricard                                          1,144,133
       334,004 Peugeot SA                                            18,598,606
       286,729 Pinault-Printemps-Redoute SA                          29,459,074
       705,330 Renault SA                                            53,717,340
        20,947 Schneider Electric SA                                  1,429,659
       591,782 Societe Generale                                      50,289,344
     1,962,811 Societe Television Francaise I                        61,824,177
         9,650 Thales SA                                                353,028
     1,559,179 Total SA Class B                                     297,243,787
     1,356,053 Veolia Environnement                                  38,258,261
        10,322 Vinci SA                                               1,039,781
        56,127 Vivendi Universal SA (NON)                             1,556,878
                                                                 --------------
                                                                    720,920,822

Germany (4.7%)
-------------------------------------------------------------------------------
       435,100 Allianz AG                                            47,111,497
     1,775,351 BASF AG                                               95,143,244
       622,781 Bayerische Motoren Werke (BMW) AG                     27,541,500
        16,201 Deutsche Boerse AG                                       826,840
        30,950 Deutsche Lufthansa AG (NON)                              422,099
       172,502 Deutsche Telekom AG (NON)                              3,032,563
        38,810 E.On AG                                                2,795,202
       123,900 Infineon Technologies AG (NON)                         1,668,656
        28,200 Metro AG                                               1,338,017
        32,831 Porsche AG (Preferred)                                22,068,063
     1,700,793 Siemens AG                                           122,392,279
                                                                 --------------
                                                                    324,339,960

Greece (--%)
-------------------------------------------------------------------------------
        35,380 Titan Cement Co. SA                                      832,458

Hong Kong (--%)
-------------------------------------------------------------------------------
       176,000 Hong Kong Electric Holdings, Ltd.                        728,877
       322,500 Swire Pacific, Ltd.                                    2,088,141
                                                                 --------------
                                                                      2,817,018

Hungary (--%)
-------------------------------------------------------------------------------
        55,645 OTP Bank Rt.                                           1,137,393

India (1.3%)
-------------------------------------------------------------------------------
     1,685,468 HDFC Bank, Ltd.                                       13,560,773
     2,482,679 Housing Development Finance Corp., Ltd.               27,941,620
        11,136 Infosys Technologies, Ltd.                             1,338,477
     4,706,986 Reliance Industries, Ltd.                             44,006,990
                                                                 --------------
                                                                     86,847,860

Ireland (2.0%)
-------------------------------------------------------------------------------
     2,610,297 Allied Irish Banks PLC                                40,331,229
     1,890,113 Bank of Ireland                                       25,248,636
     3,598,723 CRH PLC                                               76,005,663
                                                                 --------------
                                                                    141,585,528

Israel (--%)
-------------------------------------------------------------------------------
        19,462 Teva Pharmaceutical Industries, Ltd.                     660,998

Italy (1.5%)
-------------------------------------------------------------------------------
       228,674 ENI SpA                                                4,540,302
     4,987,738 Mediaset SpA                                          56,857,929
       261,513 Sanpaolo IMI SpA                                       3,149,751
     1,042,444 Telecom Italia SpA                                     3,240,346
     7,450,873 UniCredito Italiano SpA                               36,802,812
                                                                 --------------
                                                                    104,591,140

Japan (19.5%)
-------------------------------------------------------------------------------
       414,480 Acom Co., Ltd.                                        26,933,033
       468,700 Aeon Co., Ltd.                                        18,815,012
     3,542,100 Canon, Inc.                                          186,665,521
     1,611,400 Credit Saison Co., Ltd.                               48,440,950
     2,004,000 Dai Nippon Printing Co., Ltd.                         32,013,308
        16,100 Daito Trust Construction Co., Ltd.                       619,742
        12,109 East Japan Railway Co.                                67,919,604
         7,000 FUNAI Electric Co., Ltd.                               1,054,715
       228,000 Hitachi, Ltd.                                          1,569,315
     1,937,400 Honda Motor Co., Ltd.                                 93,398,625
         4,857 Japan Tobacco, Inc.                                   37,748,474
        61,000 JGC Corp.                                                587,022
        77,500 Kansai Electric Power, Inc.                            1,412,772
     1,837,200 KAO Corp.                                             44,284,080
         2,900 Keyence Corp.                                            661,543
       322,000 Kubota Corp.                                           1,711,667
       333,000 Lawson, Inc.                                          13,733,847
       144,000 Matsushita Electric Industrial Co.                     2,044,322
            77 Millea Holdings, Inc.                                  1,143,250
       122,000 Mitsubishi Corp.                                       1,185,226
         4,024 Mitsubishi Tokyo Finance Group, Inc.                  37,249,015
       124,000 Mitsui & Co., Ltd.                                       928,494
           368 Mizuho Financial Group, Inc.                           1,669,508
        89,000 Nippon Express Co., Ltd.                                 522,042
     2,823,000 Nippon Oil Corp.                                      17,774,732
         7,737 Nippon Telegraph and Telephone Corp.
               (NTT)                                                 41,340,583
       206,000 Nissan Motor Co., Ltd.                                 2,290,148
     4,876,000 Nomura Securities Co., Ltd.                           72,172,486
        71,207 NTT DoCoMo, Inc.                                     127,260,242
     2,025,067 Olympus Corp.                                         38,233,324
       320,500 Omron Corp.                                            7,505,064
        69,000 Onward Kashiyama Co., Ltd.                             1,106,681
       370,000 Orix Corp.                                            42,388,415
     1,048,000 Ricoh Co., Ltd.                                       22,283,567
       288,100 Rohm Co., Ltd.                                        34,484,337
        46,400 Sankyo Co., Ltd.                                       1,005,737
         9,000 SECOM Co., Ltd.                                          381,908
        39,000 Sekisui House, Ltd.                                      432,857
        41,600 Shin-Etsu Chemical Co.                                 1,486,940
         6,300 SMC Corp.                                                681,331
        16,800 Takeda Chemical Industries, Ltd.                         737,531
        61,600 Tokyo Electric Power Co.                               1,397,305
        31,900 Tokyo Electron, Ltd.                                   1,789,277
    15,714,000 Tokyo Gas Co., Ltd.                                   55,735,661
       260,000 TonenGeneral Sekiyu KK                                 2,228,027
        30,000 Toyo Suisan Kaisha, Ltd.                                 394,556
     4,202,700 Toyota Motor Corp.                                   170,249,601
         3,810 UFJ Holdings, Inc.                                    16,830,905
        64,000 Victor Co. of Japan, Ltd.                                724,993
     2,262,700 Yamanouchi Pharmaceutical Co., Ltd.                   76,107,680
                                                                 --------------
                                                                  1,359,334,975

Mexico (0.6%)
-------------------------------------------------------------------------------
     1,183,164 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L                                  39,363,866

Netherlands (2.1%)
-------------------------------------------------------------------------------
     1,891,105 Aegon NV                                              22,800,119
        59,385 ASML Holding NV (NON)                                  1,004,967
        29,524 European Aeronautic Defense and
               Space Co.                                                821,824
       152,568 ING Groep NV                                           3,600,916
        60,605 Koninklijke (Royal) KPN NV                               461,563
       962,252 Koninklijke (Royal) Philips
               Electronics NV                                        25,907,055
     2,569,487 TPG NV                                                58,706,991
     1,014,529 VNU NV                                                29,462,168
                                                                 --------------
                                                                    142,765,603

New Zealand (--%)
-------------------------------------------------------------------------------
       309,377 Telecom Corp. of New Zealand, Ltd.                     1,154,606

Norway (0.1%)
-------------------------------------------------------------------------------
       186,000 Statoil ASA                                            2,361,700

Portugal (--%)
-------------------------------------------------------------------------------
       459,453 Electricidade de Portugal SA                           1,285,632
        49,293 Portugal Telecom SGPS SA                                 531,933
                                                                 --------------
                                                                      1,817,565

Russia (0.1%)
-------------------------------------------------------------------------------
       241,119 YUKOS ADR                                              7,667,584

Singapore (2.2%)
-------------------------------------------------------------------------------
     5,592,648 DBS Group Holdings, Ltd.                              46,756,927
     5,362,000 Overseas-Chinese Banking Corp.                        37,668,486
     6,962,000 Singapore Airlines, Ltd.                              45,270,785
     8,730,500 Singapore Press Holdings, Ltd.                        21,086,205
           248 United Overseas Bank, Ltd.                                 1,929
                                                                 --------------
                                                                    150,784,332

South Africa (--%)
-------------------------------------------------------------------------------
       131,749 Sappi, Ltd.                                            2,014,146

South Korea (4.7%)
-------------------------------------------------------------------------------
       677,917 Kookmin Bank (NON)                                    21,071,186
       819,550 Korea Electric Power Corp.                            13,197,948
            39 KT Corp. ADR                                                 704
        16,300 LG Electronics, Inc.                                     773,368
         6,620 Pohang Iron & Steel Co., Ltd.                            854,009
       422,785 POSCO ADR (S)                                         14,167,525
       558,496 Samsung Electronics Co., Ltd.                        230,651,595
     2,066,431 SK Telecom Co., Ltd. ADR (S)                          43,374,387
                                                                 --------------
                                                                    324,090,722

Spain (2.1%)
-------------------------------------------------------------------------------
     1,847,573 Altadis SA                                            57,093,036
       210,856 Banco Bilbao Vizcaya Argentaria SA                     2,816,671
         1,140 Gestevision Telecinco SA 144A (NON)                       17,018
     3,921,212 Iberdrola SA                                          82,768,982
       251,086 Telefonica SA                                          3,711,475
                                                                 --------------
                                                                    146,407,182

Sweden (3.2%)
-------------------------------------------------------------------------------
     1,919,994 Hennes & Mauritz AB Class B                           49,581,618
       305,500 Nordea AB                                              2,200,453
        24,995 Sandvik AB                                               852,879
     3,174,244 Securitas AB Class B                                  39,615,887
     1,762,850 SKF AB Class B                                        64,716,007
    22,169,217 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                         65,343,825
                                                                 --------------
                                                                    222,310,669

Switzerland (14.9%)
-------------------------------------------------------------------------------
       417,660 Adecco SA                                             20,812,956
       678,500 Ciba Specialty Chemicals AG (NON)                     48,874,541
     2,828,512 Credit Suisse Group (NON)                            100,518,115
       751,405 Nestle SA                                            200,422,672
     2,655,156 Novartis AG                                          117,151,708
     1,210,136 Roche Holding AG                                     119,834,582
         1,340 Serono SA Class B                                        844,322
       730,720 Swatch Group AG (The)                                 19,490,535
       434,499 Swatch Group AG (The) Class B                         56,559,126
     1,304,880 Swiss Reinsurance Co.                                 84,772,391
       226,086 Synthes-Stratec, Inc.                                 25,773,660
     3,438,550 UBS AG                                               242,335,120
        16,876 Zurich Financial Services AG (NON)                     2,665,093
                                                                 --------------
                                                                  1,040,054,821

Taiwan (0.9%)
-------------------------------------------------------------------------------
       425,000 Acer, Inc.                                               598,289
    18,582,030 Compal Electronics, Inc.                              20,185,836
    29,845,938 Taiwan Semiconductor Manufacturing
               Co., Ltd.                                             42,992,363
                                                                 --------------
                                                                     63,776,488

Thailand (--%)
-------------------------------------------------------------------------------
        61,790 Thai Airways International                                85,420
        41,724 Thai Airways International 144A
               (NON)                                                     57,681
                                                                 --------------
                                                                        143,101

United Kingdom (20.3%)
-------------------------------------------------------------------------------
     4,189,796 3i Group PLC                                          46,536,378
    14,607,813 Aggregate Industries PLC                              21,721,643
     3,955,707 AstraZeneca PLC                                      177,466,924
       166,011 BAE Systems PLC                                          660,040
    11,120,627 Barclays PLC                                          94,730,466
     7,472,950 BHP Billiton PLC                                      64,843,676
    13,869,288 BP PLC                                               122,483,261
       231,899 Brambles Industries PLC                                  895,720
       100,532 British Airways PLC (NON)                                502,250
       138,427 Burberry Group PLC                                     1,026,059
        31,914 Carnival PLC                                           1,549,835
        91,277 Celltech Group PLC (NON)                                 908,714
    10,995,622 Diageo PLC                                           148,249,892
     2,559,994 GlaxoSmithKline PLC                                   51,807,991
       117,649 GUS PLC                                                1,803,829
       405,789 Hilton Group PLC                                       2,030,967
     6,684,818 HSBC Holdings PLC                                     99,402,441
       346,839 International Power PLC (NON)                            883,686
       560,017 ITV PLC                                                1,172,943
        95,528 Marks & Spencer PLC                                      628,394
       197,024 Peninsular and Oriental Steam
               Navigation Co.                                           786,023
     1,478,376 Reckitt Benckiser PLC                                 41,848,647
     1,477,371 Rio Tinto PLC                                         35,524,396
       764,630 Royal Bank of Scotland 144A                           22,018,891
     3,618,903 Royal Bank of Scotland Group PLC                     104,212,797
       282,455 Sage Group (The) PLC                                     955,260
       137,442 Scottish and Southern Energy PLC                       1,698,552
       184,277 Scottish Power PLC                                     1,332,495
        38,908 Severn Trent PLC                                         561,624
        91,562 Smith & Nephew PLC                                       985,439
     5,699,557 Tesco PLC                                             27,518,473
       157,386 Unilever PLC                                           1,544,034
   117,188,979 Vodafone Group PLC                                   256,606,422
     7,911,523 WPP Group PLC                                         80,341,834
                                                                 --------------
                                                                  1,415,239,996
                                                                 --------------
               Total Common stocks
               (cost $6,315,273,467)                             $6,854,034,269

Warrants (0.1%) (a) (NON) (cost $5,214,232)          Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
     2,038,322 Singapore Press Holdings 144A         6/9/05          $4,922,955

Short-term investments (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,700,000 U.S. Treasury Note zero %, July 8,
               2004                                                  $5,698,991
    50,203,168 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.06% to 1.65% and due dates ranging
               from July 1, 2004 to August 10, 2004 (d)              50,192,225
    34,208,779 Putnam Prime Money Market Fund (e)                    34,208,780
                                                                 --------------
               Total Short-term investments
               (cost $90,099,996)                                   $90,099,996
-------------------------------------------------------------------------------
               Total Investments
               (cost $6,410,587,695)                             $6,949,057,220
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,960,789,750.

(NON) Non-income-producing security.

  (S) Securities on loan in part or in entirety at June 30, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at June 30, 2004 (as a percentage of net assets):

        Banking                12.0%

Forward currency contracts to buy at June 30, 2004
(aggregate face value $341,855,838)

                                      Aggregate        Delivery    Unrealized
                     Value            face value       date        depreciation
-------------------------------------------------------------------------------
Australian Dollar    $143,537,434     $144,709,618     9/15/04     $(1,172,184)
British Pound         196,060,451      197,146,220     9/15/04      (1,085,769)
-------------------------------------------------------------------------------
                                                                   $(2,257,953)
-------------------------------------------------------------------------------

Forward currency contracts to buy at June 30, 2004
(aggregate face value $192,222,257)

                                      Aggregate        Delivery    Unrealized
                     Value            face value       date        appreciation
-------------------------------------------------------------------------------
Swiss Franc          $192,187,634     $192,222,257     9/15/04     $34,623
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
June 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $48,671,082 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated Issue                                             $6,914,848,440
-------------------------------------------------------------------------------
Affiliated Issuers                                                 34,208,780
-------------------------------------------------------------------------------
Cash                                                                2,483,414
-------------------------------------------------------------------------------
Foreign currency (cost $10,914,312) (Note 1)                       10,567,386
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          16,164,977
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             16,287,334
-------------------------------------------------------------------------------
Receivable for securities sold                                    111,912,770
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                34,623
-------------------------------------------------------------------------------
Total assets                                                    7,106,507,724

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   34,179,245
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         42,357,501
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        9,423,989
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,095,892
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                375,464
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,765
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              4,087,891
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,257,953
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 50,192,225
-------------------------------------------------------------------------------
Other accrued expenses                                                743,049
-------------------------------------------------------------------------------
Total liabilities                                                 145,717,974
-------------------------------------------------------------------------------
Net assets                                                     $6,960,789,750

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $8,075,668,535
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       78,902,422
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,729,988,159)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 536,206,952
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $6,960,789,750

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,677,492,394 divided by 176,309,061 shares)                         $20.86
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $20.86)*                $22.02
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,577,583,092 divided by 78,604,201 shares)**                        $20.07
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($313,496,027 divided by 15,337,147 shares)**                          $20.44
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($109,647,969 divided by 5,345,848 shares)                             $20.51
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.51)*                $21.25
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($558,874 divided by 26,912 shares)                      $20.77
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,282,011,394 divided by 61,020,094 shares)            $21.01
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended June 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $26,417,738)                    $183,834,746
-------------------------------------------------------------------------------
Interest (including interest income of $98,838 from
investments in affiliated issuers) (Note 5)                         1,993,099
-------------------------------------------------------------------------------
Securities lending                                                    551,827
-------------------------------------------------------------------------------
Total investment income                                           186,379,672

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   58,984,135
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     36,455,386
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            150,400
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       54,457
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              13,818,084
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              17,992,374
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               4,360,784
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,145,120
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   2,320
-------------------------------------------------------------------------------
Other                                                               2,486,631
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                          188,316
-------------------------------------------------------------------------------
Costs assumed by manager (Note 6)                                    (188,316)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)              (2,877,489)
-------------------------------------------------------------------------------
Total expenses                                                    132,572,202
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (7,562,928)
-------------------------------------------------------------------------------
Net expenses                                                      125,009,274
-------------------------------------------------------------------------------
Net investment income                                              61,370,398
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$5,434,076) (Notes 1 and 3)                                     1,878,545,672
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    12,938,988
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        50,982,455
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                    9,356
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                (12,040,912)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year (net of deferred foreign tax of
$296,723)                                                         164,054,597
-------------------------------------------------------------------------------
Net gain on investments                                         2,094,490,156
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $2,155,860,554
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended June 30
-------------------------------------------------------------------------------
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $61,370,398     $123,967,168
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                  1,942,476,471   (1,675,482,310)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       152,013,685      541,105,843
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      2,155,860,554   (1,010,409,299)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                        (89,583,495)     (13,233,985)
-------------------------------------------------------------------------------
  Class B                                        (18,719,523)              --
-------------------------------------------------------------------------------
  Class C                                         (3,170,988)              --
-------------------------------------------------------------------------------
  Class M                                         (1,644,581)              --
-------------------------------------------------------------------------------
  Class R                                             (9,020)              --
-------------------------------------------------------------------------------
  Class Y                                        (37,173,530)      (7,609,608)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                         (6,483,626,961)     697,146,527
-------------------------------------------------------------------------------
Total decrease in net assets                  (4,478,067,544)    (334,106,365)

Net assets
-------------------------------------------------------------------------------
Beginning of year                             11,438,857,294   11,772,963,659
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $78,902,422 and
$117,250,277, respectively)                   $6,960,789,750  $11,438,857,294
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
Per-share                                                        Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.43          $19.18          $21.24          $29.92          $21.64
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .15 (d)         .22             .17             .16             .54
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.63           (1.93)          (2.23)          (6.64)           8.87
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   3.78           (1.71)          (2.06)          (6.48)           9.41
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.35)           (.04)             --            (.39)           (.34)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.81)           (.79)
-------------------------------------------------------------------------------------------------------------
From return
of capital                                --              --              --              -- (f)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.35)           (.04)             --           (2.20)          (1.13)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.86          $17.43          $19.18          $21.24          $29.92
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 21.81           (8.93)          (9.70)         (22.43)          44.03
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,677,492      $6,855,608      $6,930,312      $6,896,924      $7,040,669
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.23 (d)        1.22            1.16            1.13            1.14
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .74 (d)        1.33             .85             .63            2.01
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.27           53.11 (e)       42.17           73.80           99.53
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of 0.03% based on average net assets for class A shares (Notes 2 and 5).

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 7).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------
Per-share                                                       Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.79          $18.57          $20.72          $29.23          $21.20
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)         .02 (d)         .08             .01            (.04)            .35
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.47           (1.86)          (2.16)          (6.46)           8.67
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   3.49           (1.78)          (2.15)          (6.50)           9.02
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)             --              --            (.20)           (.20)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.81)           (.79)
-------------------------------------------------------------------------------------------------------------
From return
of capital                                --              --              --              -- (f)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)             --              --           (2.01)           (.99)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.07          $16.79          $18.57          $20.72          $29.23
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.84           (9.59)         (10.38)         (23.00)          43.00
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,577,583      $1,892,054      $2,326,938      $2,983,524      $3,591,546
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98 (d)        1.97            1.91            1.88            1.89
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .12 (d)         .51             .04            (.16)           1.26
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.27           53.11 (e)       42.17           73.80           99.53
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of 0.03% based on average net assets for class B shares (Notes 2 and 5).

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 7).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                      period
                                                                                                    July 26,
                                                                                                    1999+ to
Per-share                                                 Year ended June 30                         June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.05          $18.86          $21.03          $29.74          $21.87
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          -- (d)(e)      .09             .01            (.02)            .32
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.55           (1.90)          (2.18)          (6.59)           8.66
-------------------------------------------------------------------------------------------------------------
Total from investment operations        3.55           (1.81)          (2.17)          (6.61)           8.98
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.16)             --              --            (.29)           (.32)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.81)           (.79)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              -- (e)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.16)             --              --           (2.10)          (1.11)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.44          $17.05          $18.86          $21.03          $29.74
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 20.86           (9.60)         (10.32)         (23.01)          41.54*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $313,496        $534,933        $601,907        $637,547        $439,522
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98 (d)        1.97            1.91            1.88            1.76*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .02 (d)         .54             .07            (.07)           1.12*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.27           53.11 (f)       42.17           73.80           99.53
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of 0.03% based on average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 7).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
Per-share                                                        Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.13          $18.90          $21.04          $29.61          $21.45
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)         .05 (d)         .11             .06             .03             .40
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.56           (1.88)          (2.20)          (6.54)           8.79
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   3.61           (1.77)          (2.14)          (6.51)           9.19
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)             --              --            (.25)           (.24)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.81)           (.79)
-------------------------------------------------------------------------------------------------------------
From return
of capital                                --              --              --              -- (f)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)             --              --           (2.06)          (1.03)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.51          $17.13          $18.90          $21.04          $29.61
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 21.13           (9.37)         (10.17)         (22.75)          43.32
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $109,648        $187,266        $248,921        $302,838        $367,638
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.73 (d)        1.72            1.66            1.63            1.64
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .28 (d)         .73             .30             .11            1.51
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.27           53.11 (e)       42.17           73.80           99.53
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of 0.03% based on average net assets for class M shares (Notes 2 and 5).

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 7).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------
                                                        For the
                                                         period
                                           Year     January 21,
                                          ended        2003+ to
Per-share                               June 30         June 30
operating performance                      2004            2003
-------------------------------------------------------------------------
Net asset value,
beginning of period                      $17.42          $16.52
-------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------
Net investment income (a)                   .18 (d)         .08
-------------------------------------------------------------------------
Net realized and unrealized
gain on investments                        3.55             .82
-------------------------------------------------------------------------
Total from
investment operations                      3.73             .90
-------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------
From net
investment income                          (.38)             --
-------------------------------------------------------------------------
From net
realized gain on investments                 --              --
-------------------------------------------------------------------------
Total distributions                        (.38)             --
-------------------------------------------------------------------------
Net asset value,
end of period                            $20.77          $17.42
-------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    21.50            5.45*
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $559              $1
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.48 (d)         .65*
-------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   .84 (d)         .47*
-------------------------------------------------------------------------
Portfolio turnover (%)                    69.27           53.11 (e)
-------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of 0.03% based on average net assets for class R shares (Notes 2 and 5).

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 7).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------
Per-share                                                         Year ended June 30
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.57          $19.33          $21.35          $30.07          $21.72
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .19 (d)         .28             .22             .23             .61
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              3.67           (1.96)          (2.24)          (6.69)           8.92
-------------------------------------------------------------------------------------------------------------
Total from investment operations        3.86           (1.68)          (2.02)          (6.46)           9.53
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.42)           (.08)             --            (.45)           (.39)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.81)           (.79)
-------------------------------------------------------------------------------------------------------------
From return
of capital                                --              --              --              -- (f)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.42)           (.08)             --           (2.26)          (1.18)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.01          $17.57          $19.33          $21.35          $30.07
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 22.07           (8.67)          (9.46)         (22.25)          44.43
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,282,011      $1,968,996      $1,664,886      $1,251,589      $1,027,174
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98 (d)         .97             .91             .88             .89
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .98 (d)        1.64            1.13             .92            2.26
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 69.27           53.11 (e)       42.17           73.80           99.53
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of 0.03% based on average net assets for class Y shares (Notes 2 and 5).

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 7).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2004

Note 1
Significant accounting policies

Putnam International Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Total redemption fees received by the fund for the year ended June 30, 2004, were $800,297.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At June 30, 2004, the value of securities loaned amounted to $48,671,082. The fund received cash collateral of $50,192,225 which is pooled with collateral of other Putnam funds into 28 issuers of high grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004 the fund had a capital loss carryover of $1,672,618,590 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
-----------------------------------
   $11,737,095       June 30, 2005
     4,817,122       June 30, 2007
    30,394,163       June 30, 2009
   215,499,906       June 30, 2010
 1,410,170,304       June 30, 2011

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, foreign taxes paid on capital gains, realized and unrealized gains and losses on passive foreign investment companies and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2004, the fund reclassified $50,582,884 to increase undistributed net investment income and $297,338 to increase paid-in-capital, with an increase to accumulated net realized losses of $50,880,222.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $819,042,815
Unrealized depreciation           (340,404,692)
                                  ------------
Net unrealized appreciation        478,638,123
Undistributed ordinary income       79,140,926
Capital loss carryforward       (1,672,618,590)
Post October loss                           --
Cost for federal income
tax purposes                    $6,470,419,097

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective July 15, 2004, Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the assets of the fund managed by PIL.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.96% of the fund's average net assets. For the period ended June 30, 2004 Putnam Management waived $2,859,334 of its management fee to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended June 30, 2004, the fund paid PFTC $29,405,905 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2004, the fund's expenses were reduced by $7,562,928 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5,551 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up 0.35%, 1.00%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75%, and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $286,762 and $6,492 from the sale of class A and class M shares, respectively, and received $7,096,292 and $174,508 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2004, Putnam Retail Management, acting as underwriter, received $561,872 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,486,983,339 and $12,920,280,386, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                          50,000         1,393,390
Options expired                             --                --
Options closed                         (50,000)       (1,393,390)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At June 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        104,479,477    $1,995,948,991
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,229,286        84,205,067
----------------------------------------------------------------
                                   108,708,763     2,080,154,058

Shares repurchased                (325,649,680)   (6,424,417,016)
----------------------------------------------------------------
Net decrease                      (216,940,917)  $(4,344,262,958)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        297,352,233    $4,887,953,497
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       721,391        11,773,092
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                        7,587,615       131,447,946
----------------------------------------------------------------
                                   305,661,239     5,031,174,535

Shares repurchased                (273,704,994)   (4,514,452,777)
----------------------------------------------------------------
Net increase                        31,956,245      $516,721,758
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,667,778      $107,088,644
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       850,561        16,356,276
----------------------------------------------------------------
                                     6,518,339       123,444,920

Shares repurchased                 (40,613,856)     (774,379,357)
----------------------------------------------------------------
Net decrease                       (34,095,517)    $(650,934,437)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,597,410      $233,792,223
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                        5,490,252        91,982,910
----------------------------------------------------------------
                                    20,087,662       325,775,133

Shares repurchased                 (32,698,269)     (520,951,265)
----------------------------------------------------------------
Net decrease                       (12,610,607)    $(195,176,132)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,726,099       $50,827,202
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       124,841         2,445,652
----------------------------------------------------------------
                                     2,850,940        53,272,854

Shares repurchased                 (18,884,766)     (364,919,447)
----------------------------------------------------------------
Net decrease                       (16,033,826)    $(311,646,593)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,576,467      $205,414,214
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                          275,472         4,687,624
----------------------------------------------------------------
                                    12,851,939       210,101,838

Shares repurchased                 (13,395,638)     (218,466,652)
----------------------------------------------------------------
Net decrease                          (543,699)      $(8,364,814)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,506,951       $29,198,062
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        79,905         1,568,546
----------------------------------------------------------------
                                     1,586,856        30,766,608

Shares repurchased                  (7,175,461)     (139,750,584)
----------------------------------------------------------------
Net decrease                        (5,588,605)    $(108,983,976)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,139,586      $133,436,717
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                          286,835         4,891,301
----------------------------------------------------------------
                                     8,426,421       138,328,018

Shares repurchased                 (10,665,796)     (174,618,786)
----------------------------------------------------------------
Net decrease                        (2,239,375)     $(36,290,768)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             44,854          $836,476
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           427             8,477
----------------------------------------------------------------
                                        45,281           844,953

Shares repurchased                     (18,430)         (351,306)
----------------------------------------------------------------
Net increase                            26,851          $493,647
----------------------------------------------------------------

                                                  For the period
                                                January 21, 2003
                                                (commencement of
                                                  operations) to
                                                   June 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 61            $1,011
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            61             1,011

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                61            $1,011
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,910,506    $1,091,106,267
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,855,858        37,173,530
----------------------------------------------------------------
                                    58,766,364     1,128,279,797

Shares repurchased                (109,821,728)   (2,196,572,441)
----------------------------------------------------------------
Net decrease                       (51,055,364)  $(1,068,292,644)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        105,663,022    $1,732,448,674
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       461,989         7,609,608
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Asia Pacific Growth
and Putnam Emerging
Markets Funds                          345,554         6,034,925
----------------------------------------------------------------
                                   106,470,565     1,746,093,207

Shares repurchased                 (80,518,017)   (1,325,837,735)
----------------------------------------------------------------
Net increase                        25,952,548      $420,255,472
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $98,838 for the period ended June 30, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended June 30, 2004, Putnam Management has assumed
$188,316 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Note 7
Acquisition of Putnam Asia Pacific
Growth and Putnam Emerging
Markets Funds

On August 16, 2002, the fund issued 7,587,615; 5,490,252; 275,472;
286,835; and 345,554 of class A, class B, class C, class M and class Y shares to acquire Putnam Asia Pacific Fund and Putnam Emerging Markets Fund net assets in a tax-free exchange approved by the shareholders. The net assets of the fund, Putnam Asia Pacific Fund and Putnam Emerging Markets Fund on August 16, 2002, valuation date, were $10,713,632,846, $160,983,391 and $78,061,315, respectively. On August 16, 2002, Putnam
Asia Pacific Fund and Putnam Emerging Markets Fund had unrealized appreciation of $1,405,114 and $10,106,846, respectively.

The aggregate net assets of the fund immediately following the acquisition were $10,952,677,552.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $211,355,339 or $0.628 per share. Taxes paid to foreign countries were $26,417,738 or $0.0785 for all classes of shares.

For its tax year ended June 30, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan and Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company managed by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of TransCanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon Read & Co., Inc.:
Fisher-Price, Inc.: and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, Inc., a private equity firm specializing in real estate investments, and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, and Norske Canada, Inc. (a paper manufacturer). Until 2004, Mr. Stephens was a Director of Qwest Communications. Until 2003, he was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN009-216026  841/524/891/2BA  8/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Equity Fund
Supplement to Annual Report dated 6/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 6/30/04

                                                                        NAV

1 year                                                                22.07%
5 years                                                               13.35
Annual average                                                         2.54
10 years                                                             140.13
Annual average                                                         9.16
Life of fund (since class A inception, 2/28/91)
Annual average                                                         9.63

Share value:                                                            NAV

6/30/03                                                              $17.57
6/30/04                                                              $21.01

----------------------------------------------------------------------------

Distributions:      No.         Income         Capital gains          Total
                     1          $0.418              --               $0.418

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
June 30, 2004       $111,614*   $--             $19,483   $1,530
June 30, 2003       $ 85,176    $--             $28,967   $--

*Includes fees of $3,498 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended June 30, 2004 and June 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $154,641 and $ 83,485, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: August 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: August 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: August 30, 2004